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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 14, 1996
                                                  -------------

                              SUPERCUTS, INC
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            (Exact name of registrant as specified in charter)

           Delaware                 0-19533                      68-0141288
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(State or other jurisdiction   (Commission file number)        (IRS employer
      of incorporation)                                      identification no.)

550 California Street, San Francisco, California           94104
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   (Address of principal executive officer)              (zip code)


Registrant's telephone number, including area code  (415) 693-4700
                                                   -----------------

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          (Former name or former address if changed since last report)


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Item 5.  Other Events

         The Registrant has announced that it has entered into a merger agreement with Regis Corporation ("Regis") pursuant to which Regis will acquire the Registrant. Terms of the agreement call for each shareholder of Supercuts to receive .40 shares of Regis common stock for each share of Supercuts stock. The transaction is subject to shareholder approval of both companies' shareholders, Hart-Scott-Rodino clearance and other standard closing conditions. Further details regarding the merger are contained in the press release of Registrant and Regis dated July 15, 1996 attached hereto as
Exhibit 99.1, and the Agreement and Plan of Merger dated July 14, 1996, attached hereto as Exhibit 2.1.


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                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUPERCUTS, INC.

Date:  July 17, 1996                    By:  /s/ Lawrence D. Imber
                                           -------------------------------
                                           Lawrence D. Imber
                                           Senior Vice President
                                           General Counsel and Secretary


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                                EXHIBIT INDEX

Exhibit 2.1 Agreement and Plan of Merger dated July 14, 1996, by and between Regis Corporation, a Minnesota corporation, RGIS Merger
              Corp., a Delaware corporation and Supercuts, Inc. a Delaware corporation.

Exhibit 99.1  Press Release of Supercuts, Inc. dated July 15, 1996.